Exhibit 32.1
CERTIFICATION PURSUANT TO
RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the three months ended September 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Thomas Lacey, Chief Executive Officer, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Lacey
Thomas Lacey
Chief Executive Officer
November 1, 2016
CERTIFICATION PURSUANT TO
RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the three months ended September 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Robert Andersen, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Andersen
Robert Andersen
Executive Vice President and Chief Financial Officer
November 1, 2016
A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.